Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Matias Goldenhörn, hereby certify, that, to my knowledge:

1. The Annual Report on Form 10-K for the period ended December 31, 2025 (the “Report”) of Athena Bitcoin Global (the “Company”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 6, 2026

By:	/s/ Matias Goldenhörn
Matias Goldenhörn
Chief Executive Officer
(Principal Executive Officer)